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                                                                     EXHIBIT 4.1

      COMMON STOCK                                              COMMON STOCK
         NUMBER                 [ADVANCIS LOGO]                 SHARES

Incorporated under the laws of the State of Delaware             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                       ADVANCIS PHARMACEUTICAL CORPORATION

                                              CUSIP __________
THIS CERTIFIES THAT

IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

                       ADVANCIS PHARMACEUTICAL CORPORATION

(hereinafter called the Corporation), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                       ADVANCIS PHARMACEUTICAL CORPORATION
                                    DELAWARE
                                   [1999 SEAL]

  /s/ Edward M. Rudnic, Ph.D.                       /s/ Steven A. Shallcross
  Chief Executive Officer and                       Chief Financial Officer and
  President                                         Secretary

COUNTERSIGNED AND REGISTERED:
       (NEW YORK, NEW YORK)
TRANSFER AGENT AND REGISTRAR
[                           ]

AUTHORIZED SIGNATURE

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                       ADVANCIS PHARMACEUTICAL CORPORATION

         The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and in extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in              UNIF GIFT MIN ACT-- _____ Custodian _______
common                                                  (Cust)           (Minor)

TEN ENT- as tenants                        under Uniform Gifts to Minors Act
by the entireties
                                                      ________________________
                                                              (State)
JT TEN- as joint tenants with
        right of survivorship
        and not as tenants in
        common

    Additional abbreviations may also be used though not in the above list.

         For Value received, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,________________________ X________________________________________________

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                               X________________________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.